AARP FUNDS

Prospectus

October 30, 2006

AARP Conservative Fund

AARP Moderate Fund

AARP Aggressive Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined whether the information in this prospectus is accurate, adequate or complete. Any representation to the contrary is a criminal offense.

AARP Funds®

2	AARP FUNDS	AARP Funds at a Glance

AARP Funds at a Glance

The AARP Funds are “funds of funds” because they invest substantially all of their assets in the underlying “Portfolios” of AARP Portfolios, a separately registered investment company. Each AARP Fund invests in all three of the Portfolios described below but in different amounts.

	AARP Conservative Fund	AARP Moderate Fund	AARP Aggressive Fund

Investment objective	This Fund seeks primarily current income, with some growth of capital.	This Fund seeks a balance of growth of capital and current income.	This Fund seeks growth of capital and some current income.

Investment strategy	This Fund invests its assets in a target blend of:	This Fund invests its assets in a target blend of:	This Fund invests its assets in a target blend of:

	20% U.S. Stock Market Portfolio	40% U.S. Stock Market Portfolio	60% U.S. Stock Market Portfolio

	5% International Stock Market Portfolio	10% International Stock Market Portfolio	15% International Stock Market Portfolio

	75% U.S. Bond Market Portfolio	50% U.S. Bond Market Portfolio	25% U.S. Bond Market Portfolio

Overall risk	Comparatively conservative or low levels of risk because it mostly invests in bonds.	Comparatively moderate levels of risk because it invests in stocks and bonds about evenly.	Comparatively aggressive or high levels of risk because it invests mostly in stocks.

Principal investment risks	• Market risk • Manager risk • Rebalancing risk • The risks of the Portfolios	• Market risk • Manager risk • Rebalancing risk • The risks of the Portfolios	• Market risk • Manager risk • Rebalancing risk • The risks of the Portfolios

For more information about the Funds’ risks, see page 11.

Each Fund may change its investment objective without shareholder approval and without prior notice to shareholders.

If you see a term you don’t know or understand in this prospectus, check the glossary at the back. It may be explained there. Glossary terms are in italics.

Current income: Money that is paid out to investors, such as stock dividends and bond interest.

Fund: Conservative Fund, Moderate Fund and Aggressive Fund, the series of AARP Funds.

Growth of capital: The growth in value of a Fund’s investment when the prices of its investments increase.

AARP Funds: The registered investment company housing the Funds offered by this prospectus.

AARP Funds at a Glance	AARP FUNDS	3

	U.S. Stock Market Portfolio	International Stock Market Portfolio	U.S. Bond Market Portfolio

Investment objective and investment strategy of each portfolio	This Portfolio seeks to produce the returns of the Morgan Stanley® Capital International (“MSCI”) U.S. Investable Market 2500 Index as closely as possible, before deduction of expenses of the Portfolio. The MSCI U.S. Investable Market 2500 Index includes the stocks of about 2,500 U.S. companies.	This Portfolio seeks to produce the returns of the MSCI Europe, Australasia and the Far East (“EAFE”) Index as closely as possible, before deduction of expenses of the Portfolio. The index includes about 1,000 securities from 21 developed countries, excluding the United States and Canada.	This Portfolio seeks to produce the returns of the Lehman Brothers® Aggregate Bond Index as closely as possible, before deduction of expenses of the Portfolio. The Lehman Brothers Aggregate Bond Index includes a large variety of U.S. and foreign bonds, including government and corporate bonds, mortgage-backed securities, and asset-backed securities.

Principal investment risks of the portfolios	• Index risk • Manager risk • Market risk • Derivatives risk • Stock market risk • Small company risk	• Index risk • Manager risk • Market risk • Derivatives risk • Stock market risk • Small company risk • Foreign stock risk

• Index risk

• Manager risk

• Market risk

• Derivatives risk

• Credit risk

• Interest rate risk

• Prepayment risk

• Investment grade securities risk

• U.S. government securities risk

• Foreign bond risk

See “The Portfolios” on page 13 to learn more about the Portfolios.

Bonds: Investments that pay interest (often a fixed amount) to investors. They are typically issued by a corporation, government or government agency. Essentially, bondholders have an IOU from the issuer, but no corporate ownership privileges, as stockholders do. Bonds are also called debt or fixed income securities.

Stocks: Investments that represent a share of ownership in a company. Stocks are traded on markets or exchanges where their prices can go up or down. Some stocks also pay dividends.

4	AARP FUNDS	AARP Financial’s Investment Method

AARP Financial’s Investment Method

AARP Financial Incorporated (“AARP Financial”) is the Funds’ investment adviser. This section discusses the investment method AARP Financial uses to manage the Funds.

A new vision for the American investor

As Americans, we face a critical challenge: assuming responsibility for our long-term financial security.

While many of us recognize this challenge, we typically do not save enough. And when we do save, we are confronted with complex, confusing and often costly investment choices. As a result, many of us make poor decisions, become discouraged and do not invest at all, or choose investments with high fees that eat into our earnings.

Yes, saving money can be difficult. But investing should not be. Nor should it be confusing, mysterious or expensive.

Investing made easy

Starting today, you can make a difference in the quality of your financial life. How? It boils down to these simple ideas:

Save as much as you can.

This is the most important step. If you are working, contribute as much as you can to your 401(k) plan or other program at work, or to an IRA. Then do everything you can to save even more. It is better to cut back a little now than to be forced into a true financial crisis in retirement. If you are retired, look for ways to continue to save money, especially by choosing saving and investment products and services that are low cost.

AARP Financial’s Investment Method	AARP FUNDS	5

Follow the basic principles of sound investing.

AARP Financial has identified five principles aimed at making every investor and investment approach more successful: Low fees, diversification, indexing, rebalancing and simple choices.

These principles are the foundation of AARP Funds, which were created to make it easy for every American to invest for a comfortable retirement or other financial goals.

1. Low fees

As investors, we often do not pay enough attention to fees—and information about fees can be hard to find and understand. But even a small difference in fees can make a big impact. The average stock mutual fund charges 1.13% of assets invested every year.1 A low-cost fund, such as an AARP Fund, might charge as little as 0.50%. Over 20 years, the higher fee could reduce your returns on a $100,000 investment by as much as $28,634.00.

What the fees cost you on an initial $100,000 investment...	Low-cost fund fees (0.50%)	Mid-cost fund fees (1.13%)	The low-cost fund saves you...
10 years	$ 7,964	$ 17,498	$ 9,534
20 years	$25,310	$ 53,944	$28,634
30 years	$60,341	$124,857	$64,516

This table assumes annual returns of 5% a year and includes “foregone earnings,” the money you’d make if fees were invested. These calculations came from the U.S. Securities and Exchange Commission’s online tool for comparing the cost of owning mutual funds, the SEC Mutual Fund Cost Calculator. You can find the tool by going to the SEC’s Web site at www.sec.gov and clicking on “Investor Information.” (Please keep in mind that AARP Funds do not operate, maintain, or have any connection to the SEC Mutual Fund Cost Calculator.)

2. Indexing

Years of investment research show that most active managers—those who buy and sell securities in hope of increasing returns—rarely if ever beat most major market indexes over time.2 Yet these same managers almost always charge higher fees than index funds, which seek to deliver the performance of a particular index. When you factor in the lower fees charged by index funds, indexing is clearly one of the most cost effective ways to invest.

[1]	Investment Company Institute, 2006 Investment Company Fact Book, 46th Edition, 2006 (asset-weighted average of annual expense ratios and annualized loads for individual funds).
[2]	Burton G. Malkiel, The Random Walk Guide to Investing, 2003.

Indexing: A style of investing that tries to match as closely as possible the returns of an index by investing in all —or a sample of — the securities in the index. An index is a group of securities representing all or a part of a stock or bond market.

Rebalance: To maintain a target mix of stocks, bonds and other assets by buying or selling securities that have increased or decreased in value.

6	AARP FUNDS	AARP Financial’s Investment Method

3. Diversification

The old adage about “not putting all your eggs in one basket” is especially true when it comes to investing. None of us can tell which investments will rise in price, but if your investments are diversified enough, you may own investments that rise in value. Just as important, if you are adequately diversified, the impact of investments that lose value will be lessened. Broad market index funds that invest in the stocks or bonds of many companies are diversified by definition. For example, there are 2,500 stocks in the MSCI U.S. Investable Market 2500 Index. So a fund based on this and other broad market indexes would give you broad diversification.

4. Rebalancing

Once we have made our investment decisions, most people rarely revisit them. But markets change and portfolios that start out at a risk level that matches your risk tolerance can quickly grow more risky unless you prune them back into shape. Unfortunately, many investors find it difficult to prune and rebalance on their own. It’s hard to decide what to buy or sell to bring a portfolio back into balance and to the risk level you want. That’s why a fund that is regularly rebalanced by a portfolio manager makes investing easier for you. With someone else taking on the job, it helps get the important task of rebalancing done.

5. Simple choices

We have been taught to believe that choice is good. Not always. For instance, there are approximately 8,000 mutual funds in the United States. Which ones are right for you? How do you find out? And how can you be confident you have made the right decisions? Most of us can’t. And too many of us become stymied by this complexity and don’t even invest at all. That’s why AARP Financial designed the AARP Funds, to provide clear choices and a no-nonsense way to invest.

How the Funds Have Performed

AARP Funds do not yet have a full year of performance information. They commenced operations on January 1, 2006. The Annual Report includes performance information for the AARP Funds for the period from the commencement of operations to June 30, 2006.

Fees and Expenses	AARP FUNDS	7

Fees and Expenses

Fees of the AARP Funds

You pay fees and expenses that cover the costs of operating the AARP Funds and the Portfolios. These “operating expenses” are deducted directly from the Funds and the Portfolios. The Funds’ net asset value and total return will always be shown after these costs are deducted.

Example: If a fund earns an annual return of 5.00% (before expenses) and pays annual operating expenses of 0.50%, then the fund’s total return will be approximately 4.50%.

This table shows the fees and expenses you may pay if you buy and hold shares of the Funds

	AARP Conservative Fund	AARP Moderate Fund	AARP Aggressive Fund
Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None	None
Redemption fee[1]	None	None	None

Annual Fund Operating Expenses of the Funds
(expenses that are deducted from Fund and Portfolio assets directly or indirectly)
Management Fees[2]	0.01%	0.01%	0.01%
Distribution and/or Service (12b–1) Fees[3]	0.20%	0.20%	0.20%
Other expenses[4]	0.44%	0.44%	0.44%
Acquired Fund Fees and Expenses[5]	0.25%	0.26%	0.26%

Total Annual Fund Operating Expenses of the Funds	0.90%	0.91%	0.91%
Contractual Waivers and/or Reimbursements of Fees and Expenses[6]	0.40%	0.41%	0.41%

Net Annual Operating Expenses of the Funds and the Portfolios	0.50%	0.50%	0.50%
(after waivers and/or reimbursements)

[1]	You will be a charged a fee for wire redemptions from the Funds, which is currently $5.00 per wire.
[2]	This fee is the management fee paid to AARP Financial for the services it provides as adviser to the Funds.
[3]	The Funds have adopted a plan pursuant to Rule 12b–1 under the Investment Company Act (“Rule 12b–1 Plan”). This Rule 12b–1 Plan permits the Funds to make payments for the sale and distribution of their shares and for servicing activities.
[4]	“Other Expenses” are estimated for the current fiscal year. Other expenses includes transfer agent, administration, trustee, legal, audit, insurance and other miscellaneous expenses for the Funds.
[5]	Acquired Fund Fees and Expenses” are estimated for the current fiscal year and represent the Funds’ portion of the estimated aggregate fees and expenses of the Portfolios. Each Portfolio’s fees and expenses may include advisory, sub-advisory, transfer agent, administration, trustee, legal, audit, insurance, and other miscellaneous expenses.
[6]	AARP Financial has agreed contractually to waive fees and/or reimburse expenses to keep the Total Annual Operating Expenses of the Funds including Acquired Fund Fees and Expenses at 0.50% of average daily net assets through November 1, 2007. The expense reimbursement amount payable by AARP Financial will be dependent on the actual expenses of the Funds.

8	AARP FUNDS	Fees and Expenses

Example

Here is an example to help you compare the cost of investing in AARP Funds with the cost of investing in other mutual funds.

Say you invest $10,000 for the time periods below. Assume your investment earns a return of 5% a year, and the Net Annual Operating Expenses of the Funds and the Portfolios apply through November 1, 2007, and after that date the Total Annual Operating Expenses of the Funds and the Portfolios apply. Here’s what you would pay in fees and expenses over those time periods:

	1 Year	3 Years
AARP Conservative Fund	$51	$247
AARP Moderate Fund	$51	$258
AARP Aggressive Fund	$51	$264

Remember, this is not a real example. It is shown for comparison only and does not represent actual costs or returns, either past or future. Actual costs and returns might be higher or lower.

How AARP Funds Invest Your Money	AARP FUNDS	9

How AARP Funds Invest Your Money

A diversified investment program

Each of the Funds invests in a diversified mix of stocks, bonds and other securities through a “funds-of-funds” structure. In this structure, each Fund invests its assets in a mix of three Portfolios. The Portfolios seek to match the performance of market indexes for U.S. stocks, international stocks and U.S. bonds. Each Fund will invest substantially all of its assets in a mix of the Portfolios that use index strategies.

We’ve tried to design a simpler, easier and less costly way for you to invest.

The target mix of each Fund is:

AARP Conservative Fund	20% U.S Stock Market Portfolio 5% International Stock Market Portfolio 75% U.S. Bond Market Portfolio

AARP Moderate Fund	40% U.S Stock Market Portfolio 10% International Stock Market Portfolio 50% U.S. Bond Market Portfolio

AARP Aggressive Fund	60% U.S Stock Market Portfolio 15% International Stock Market Portfolio 25% U.S. Bond Market Portfolio

Each Fund is designed to be a complete investment program providing U.S. stocks and bonds, as well as international stocks. Remember, the most important way to achieve your financial goals is to save as much as you can and invest in a diversified mix of investments.

10	AARP FUNDS	How AARP Funds Invest Your Money

The target mix of each Fund is determined by AARP Financial, which serves as the investment adviser for AARP Funds and AARP Portfolios. SSgA Funds Management, Inc. (“SSgA FM”) provides advice to AARP Financial regarding asset allocation. AARP Financial has latitude in deciding when and how often to rebalance the Funds to keep them at or within range of the target percentages described on the previous page. As the value of securities held by the Funds goes up and down, the actual percentage that each Fund holds will vary from the target percentages. It would be very costly to rebalance the Funds daily or weekly because that would generate a great deal of expenses associated with frequent trading. So AARP Financial will periodically direct SSgA FM to rebalance each Fund, perhaps monthly or quarterly, or more frequently if market conditions merit, to return a Fund to its target mix.

AARP Financial may change the target mix for a Fund without shareholder approval if it is consistent with the Fund’s investment objective.

As the Funds’ assets grow, each Fund may also invest a total of between 5% and 10% of its assets in additional AARP Portfolios that invest in Treasury inflation-protection securities, small company stocks, emerging market stocks and real estate investment trusts. These investments might not be indexed, but they will enable the Funds to take advantage of these investment categories. Emerging market stocks and real estate investment trusts may have different risks than those of the current Portfolios. Please read the discussion of the Portfolios’ risks below so that you understand these risks.

TEMPORARY DEFENSIVE INVESTMENTS

The Funds currently invest only in a mix of three Portfolios, each of which seeks to produce the performance of its benchmark index regardless of how the index is performing. AARP Financial may choose not to rebalance its investments in the Portfolios as a temporary defensive measure. Factors influencing these decisions may include AARP Financial’s outlook for the economy, financial markets and the relative value of the AARP Portfolios. The Funds may not achieve their investment objectives if they invest for temporary defensive purposes.

Small company stock: Generally, stock in a company whose total invested capital is between $250 million and $1 billion.

Emerging market: A country whose stock or bond market is still developing, typically in Asia, Latin America, Eastern Europe or Africa.

Real estate investment trust: A security of a company that invests directly in real estate (either by owning property or through mortgages) and is bought and sold like a stock on a stock exchange.

The Funds’ Risks	AARP FUNDS	11

The Funds’ Risks

What are the Funds’ risks?

All investments involve some risk, including the Funds. You should read this section carefully and understand these risks.

There is no guarantee of the Funds’ performance. You should expect that the value of your investment in a Fund may go up or down, because the values of all investments do that. You might lose money if you invest in the Funds, or make less money than you expect or hope.

Several types of risk may affect the Funds:

MANAGER RISK

Poor asset allocation decisions or the timing of decisions to rebalance the Funds to the target mix, or to change the target mix may affect the Funds’ ability to achieve their investment objectives. Also, AARP Financial is a recently formed entity with limited experience as an investment adviser.

MARKET RISK

The Funds’ performance will fluctuate as the value of the Portfolios’ investments will go up and down as a result of fluctuating market prices. In general, stock prices have fluctuated more than bond prices over longer time periods. Price changes may be temporary or last for extended periods.

REBALANCING RISK

The Funds may temporarily stray from the target mix, and not perform as well as if they had invested pursuant to the target mix at all times.

Markets go up and down as they react to economic, political, geographic or regulatory factors. These factors may affect the entire market or just certain securities or industry sectors.

12	AARP FUNDS	The Fund’s Risks

THE RISKS OF THE PORTFOLIOS

Each of the Funds will have the risks of all the Portfolios, but the amount of exposure each Fund has to the risks of each Portfolio will vary depending on the amount each Fund has invested in each Portfolio.

•	The AARP Conservative Fund’s investments are weighted toward the U.S. Bond Market Portfolio. This means that the Fund will have greater exposure to the risks of investing in the U.S. Bond Market Portfolio than the risks of investing in the U.S. Stock Market Portfolio or the International Stock Market Portfolio.

•	The AARP Moderate Fund’s investments are weighted roughly evenly between U.S. Bond Market Portfolio on one hand and the U.S. Stock Market Portfolio and the International Stock Market Portfolio on the other. This means that the Fund will have exposure to the risks of investing in all three Portfolios.

•	The AARP Aggressive Fund’s investments are weighted toward the U.S. Stock Market Portfolio and the International Stock Market Portfolio rather than the U.S. Bond Market Portfolio. This means that the Fund will have greater exposure to the risks of investing in the U.S. Stock Market Portfolio and the International Stock Market Portfolio than the risks of investing in the U.S. Bond Market Portfolio.

See The Portfolios’ Risks in the section following to learn more about the risks of the Portfolios.

The Portfolios	AARP FUNDS	13

The Portfolios

Each Portfolio is a series of AARP Portfolios, which is a separate registered investment company. Shares of the Portfolios are not offered by this prospectus. Each Fund invests in three Portfolios:

Portfolio	Target Index
U.S. Stock Market Portfolio	This U.S. Stock Market Portfolio seeks to produce the return of the MSCI U.S. Investable Market 2500 Index as closely as possible, before deduction of expenses of the Portfolio. The index includes about 2,500 securities listed on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The stocks represent companies of all types and sizes. The index is the aggregation of the MSCI U.S. Large Cap 300, Mid Cap 450 and Small Cap 1750 indexes.
International Stock Market Portfolio	The International Stock Market Portfolio seeks to produce the return of the MSCI EAFE Index as closely as possible, before deduction of expenses of the Portfolio. This index includes about 1,000 securities that are listed on the stock exchanges of 21 developed countries, excluding the United States and Canada.
U.S. Bond Market Portfolio	The U.S. Bond Market Portfolio seeks to produce the return of the Lehman Brothers Aggregate Bond Index as closely as possible, before deduction of expenses of the Portfolio. The index includes a large variety of U.S. and foreign bonds that are investment grade and taxable, covering three major types of bonds: government and corporate bonds, mortgage-backed securities and asset-backed securities. Mortgage-backed securities include securitized mortgage pools by the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Asset-backed securities include securities that are backed by credit card, auto and home equity loans. This Portfolio will only invest in fixed income securities that are considered “investment grade” – fixed income securities rated Baa or higher by Moody’s Investors Services, Inc. or BBB or higher by Standard & Poor’s Rating Group or are deemed by SSgA FM to be of comparable quality.

Indexes vs. index funds

Indexes, as opposed to index funds, are a group or list of securities representing a market or part of a market. The returns of the index do not reflect the costs of actually investing in the index and do not include fees, brokerage commissions or other expenses of investing. While you can invest in an index fund—it’s a real investment, you cannot invest directly in an index—it’s just a list.

14	AARP FUNDS	The Portfolios

More about the Portfolios’ investment strategies

Each Portfolio seeks to “track its index” or, in other words, produce returns that are as close as possible to its target indexes before deduction of expenses of the Portfolio. It is difficult to match an index exactly because the returns of an index do not reflect the typical fees and expenses that the Portfolios have to pay when securities are traded. Also, as explained below, the Portfolios will not be able to buy every security in their indexes until they grow to an asset size that makes purchase of every security cost-effective.

There are several things SSgA FM may do to track an index:

•	Replication means buying every security in the index. Managers try to make an exact or close replica of the index, buying the same securities in the same proportions as they are in the index.

•	Optimization and sampling are investing techniques used by managers when it is expensive, impractical or impossible to buy every bond or security in an index. These techniques are used when a fund is fairly new and growing in size or when an index is very large or contains securities that can no longer be bought.

It is anticipated that the U.S. Stock Market Portfolio and International Stock Market Portfolio will rely on optimization and sampling techniques until such time as they have sufficient assets to use a replication strategy. The U.S. Bond Market Portfolio may never fully replicate its index because some bonds in the index may be unavailable for purchase by the Portfolio.

In carrying out these techniques, the Portfolios may invest to a limited extent in a variety of securities and derivatives that are not included in their target indexes, including futures, options, exchange traded funds, cash, and other types of financial contracts and instruments. Generally speaking, a derivative is a financial contract whose value is based on a traditional security such as a stock, bond or market index (such as the S&P 500 Index). While the Portfolios invest in derivatives to reduce tracking error, and as a convenient way to invest excess cash, these investments in derivatives may subject the Portfolios to risks that are different from, and possibly greater than, the risks of the securities they are derived from. The Portfolios will not use these derivatives for speculation or for the purpose of leveraging investment returns.

Tracking error: The amount the performance of an index fund differs from the index it tries to match.

The Portfolios’ Risks	AARP FUNDS	15

The Portfolios’ Risks

Risks of all Portfolios

All of the Portfolios share the following common risks:

INDEX RISK

The Portfolios may not perform as well as the indexes they aim to match because of tracking error.

MANAGER RISK

Poor investment selection by SSgA FM may affect the Funds’ performance. Also, AARP Financial is a recently formed entity with limited experience as an investment adviser.

MARKET RISK

The value of the Portfolios’ investments will go up and down as market prices fluctuate. In general, stock prices have fluctuated more than bond prices over longer time periods. Price changes may be temporary or last for extended periods.

DERIVATIVES RISK

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Derivatives include many types of instruments representing a wide range of potential risks and rewards, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts.

The use of derivative instruments exposes the Portfolios to additional risks and transaction costs. Risks of derivative instruments include:

•	the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

•	the prices of derivative instruments and the prices of the underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;

•	the fact that the skills needed to use these derivative strategies are different than those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

16	AARP FUNDS	The Portfolios’ Risks

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment in that instrument (in some cases, the potential loss is unlimited);

•	particularly in the case of privately negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.

Risks common to the U.S. Stock Market Portfolio and the International Stock Market Portfolio

The U.S. Stock Market Portfolio and the International Stock Market Portfolio share the following additional risks:

STOCK MARKET RISK

The value of stocks may decline in response to developments affecting a particular issuer, the issuing company’s industry and general economic conditions. Price changes in stocks may be temporary or may last for an extended period of time.

SMALL COMPANY RISK

The stocks of smaller, less well-known companies are more volatile than large company stocks and may perform differently from the market as a whole. Investment in smaller companies may carry greater risks than investments in larger, more established companies.

Smaller companies fail more often than bigger companies and may have more limited management and financial resources than bigger companies. Shares of smaller companies usually don’t trade as frequently on stock exchanges as shares of larger companies. This can make shares of smaller companies harder to sell than shares of bigger companies.

Additional risks of the International Stock Market Portfolio

The International Stock Market Portfolio has the following additional risk:

FOREIGN STOCK RISK

Investments in foreign stocks may be more volatile than investments in U.S. stocks and may perform differently from the U.S. market. It is possible that foreign governments may change stock exchange rules, increase taxes or confiscate investors’ assets. The governments of foreign countries may be less stable than the U.S. government and issuers in foreign jurisdictions may have less thorough regulation and accounting, auditing and recordkeeping requirements. It may cost more to invest directly in a foreign stock than it would to invest in a U.S. stock. Changes in foreign currency exchange rates may also affect the value of the Portfolio.

Prices of foreign stocks might not accurately reflect the issuing company’s condition due to limited information available or due to poor regulation.

The Portfolios’ Risks	AARP FUNDS	17

Risks of the U.S. Bond Market Portfolio

The U.S. Bond Market Portfolio has the following additional risks:

CREDIT RISK

The Portfolio may lose money if it invests in bonds whose issuers cannot meet their obligations to pay interest or principal when due. An issuer may also lower the credit quality of a security if it suffers an adverse change in its financial condition. Lower credit quality would lead to greater volatility in the price of the security and, ultimately, shares of the Portfolio. To lessen this risk, fixed income securities in which the Portfolio invests must be investment grade.

INTEREST RATE RISK

The value of the Portfolio’s investments in bonds may go down if interest rates go up. Longer-term bonds are generally more sensitive to interest rate changes—meaning they may suffer deeper declines in value than shorter-term bonds.

PREPAYMENT RISK

The Portfolio may not perform well if they invest in bonds prepaid by issuers when interest rates fall because they would have to re-invest in securities with lower interest rates. A decline in interest rates may also result in potential losses to mortgage- and other asset-backed securities, if the assets backing these securities are prepaid. On the other hand, a rise in interest rates may reduce the amount of prepayments, which would cause the average bond maturity to rise and increase the potential to lose money as interest rates rise.

INVESTMENT GRADE SECURITIES RISK

Fixed income securities are rated by national bond rating agencies. Securities rated Baa or higher by Moody’s Investors Services, Inc. or BBB or higher by Standard & Poor’s Rating Group are considered investment grade securities. Securities rated Baa or BBB may be somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

U.S. GOVERNMENT SECURITIES RISK

Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

If interest rates go down, the value of the Portfolio’s bonds might increase. However, falling interest rates might lead some issuers to prepay bonds. That would force the Portfolio to invest in bonds with lower interest rates, potentially causing a decline in value and yield. Overall, changes in interest rates affect the value of long-term bonds more than short-term bonds.

18	AARP FUNDS	The Portfolios’ Risks

Potential additional risks of other AARP Portfolios in which the Fund may invest.

EMERGING MARKETS RISK

The securities markets of developing countries involve greater risks than more developed markets. These securities markets are not as large as U.S. markets, have substantially less trading volume, and typically have a high concentration of investors and financial intermediaries, resulting in a lack of liquidity and high price volatility.

Substantial economic uncertainties exist for developing countries. They may have overburdened infrastructures and obsolete financial systems as well as environmental problems. Certain economies depend on exports of primary commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, the governments of many such countries have a heavy role in regulating and supervising their economies, and their economies are heavily export-oriented and dependent on international trade. Certain developing countries are large debtors to commercial banks and foreign governments. Some have experienced substantial and volatile rates of inflation and currency devaluations.

Substantial social and political uncertainties also exist for many developing countries. These may result from factors such as authoritarian governments; popular unrest associated with demands for improved political, economic and social conditions; internal insurgencies and hostile relationships with neighboring countries. This instability could impair the financial conditions of issuers or disrupt their financial markets.

The Portfolios’ Risks	AARP FUNDS	19

REAL ESTATE INVESTMENT TRUST RISK

Real Estate Investment Trusts, called REITs, have the risks of real estate. REIT stocks also have the risks of the stock market, just like other stocks. The real estate industry is especially vulnerable to economic downturns. The value of REITs may also be damaged by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, and their legal structure.

FOREIGN BOND RISK

Any investment in a foreign issuer will have the risks of political and economic instability, poor regulation, insufficient publicly available information about the issuer, the imposition or tightening of foreign exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation, or confiscation of investors’ assets. This risk may be greater for investments in issuers in emerging or developing markets.

20	AARP FUNDS	Are AARP Funds Right For You?

Are AARP Funds Right For You?

AARP Funds may be appropriate for you, unless you will need to spend the money within a short time or you are not able to accept the risks of stocks and bonds.

Before you invest in a Fund, you should understand how well it fits with your financial goals, the risks involved and the fees you will pay. One of the Funds may be right for you if:

•	You plan to invest for a medium- to long-term period so you can weather the ups and downs of the stock and bond markets.

•	You want a diversified investment in both stocks and bonds.

•	You are prepared to accept the risks of stocks and bonds.

Need help?

If you want to talk with someone who can help you decide which Fund is right for you, please call the AARP Financial Center at (800) 958-6457 and choose to speak with an investment counselor. Our trained counselors, who are salaried employees of AARP Financial and not compensated through commissions, are ready to answer your questions about AARP Funds. They can also help you figure out if you are on track financially for retirement. Are you saving enough now or do you need to do more?

Which Fund should you invest in? It depends on why you are investing, when you’ll want to start spending the money you’ve invested, and your tolerance for risk. The AARP Financial Center can help you identify if an AARP Fund may be right for you. If you have any questions, please call the AARP Financial Center at (800) 958-6457 and choose to speak with an investment counselor.

Who Manages AARP Funds	AARP FUNDS	21

Who Manages AARP Funds

TRUSTEES

AARP Funds has a Board of Trustees who oversee the Funds and approve the Funds’ agreements with the investment adviser and the other service providers.

Each of the Funds pays AARP Financial 0.01% of its average daily net assets annually to compensate AARP Financial for its services to the Fund. Each Portfolio pays AARP Financial 0.05% of its average daily net assets annually to compensate AARP Financial for its services to the Portfolio. AARP Financial pays SSgA FM for its sub-advisory services out of these fees.

INVESTMENT ADVISER

AARP Financial Incorporated (“AARP Financial”) manages the investment activities for the Funds and Portfolios, including providing the overall investment program for the Funds and Portfolios, selecting the target mix for each of the Funds, deciding when to rebalance the Funds and overseeing SSgA FM, the Funds’ and the Portfolios’ investment sub-adviser. AARP Financial is a wholly owned subsidiary of AARP Services, Inc., which is a wholly owned subsidiary of AARP. AARP is a nonprofit membership organization dedicated to addressing the needs and interests of people age 50 and over in the United States. Founded in 1958, AARP delivers information, advocacy, and services to more than 35 million members to advance a society in which everyone ages with dignity and purpose. AARP Financial is located at Two Highwood Drive, Suite 202, Tewksbury, MA 01876.

The basis for the approving the investment advisory and sub-advisory agreements with AARP Financial and SSgA FM is discussed in the Funds’ annual report to shareholders for the period ended June 30, 2006.

INVESTMENT SUB-ADVISER

SSgA Funds Management, Inc. (“SSgA FM”) provides advice regarding asset allocation to AARP Financial for the Funds, rebalances the Funds under the direction of AARP Financial and manages the day-to-day investment of the Portfolios’ assets. SSgA FM seeks to meet each Portfolio’s objective of tracking the returns of a specific market index as closely as possible, before deduction of expenses of the Portfolio. SSgA FM manages over $130 billion in assets as of September 30, 2006, and is one of the State Street Global Advisors’ companies that collectively manage approximately $1.6 trillion in assets. SSgA FM is a wholly owned subsidiary of State Street Corporation and is located at One Lincoln Street, Boston, MA 02111.

AARP Funds and AARP Financial have applied to the SEC for an exemption to allow AARP Financial to change or add investment sub-advisers, and to change the investment sub-advisory agreements with those sub-advisers, without shareholder approval. Currently, shareholder approval of these sorts of changes of sub-advisers and investment sub-advisory agreements is required by law. There is no guarantee that the SEC will grant the requested exemption.

22	AARP FUNDS	Who Manages AARP Funds

The Portfolio Management Team

RICHARD M. HISEY, CFA

Mr. Hisey, an employee of AARP Financial, serves as a Portfolio Manager for the Funds. In this capacity, Mr. Hisey is responsible for implementing the Funds’ overall investment program, determining if and when to add other securities and at what levels, determining when to rebalance the Funds based upon the advice of SSgA FM, and overseeing and monitoring the activities of SSgA FM. Mr. Hisey is Chief Investment Officer for AARP Financial and also serves as Treasurer of AARP Funds. Most recently, he served as Executive Vice President and Chief Investment Officer of Cole Management Incorporated, a venture capital firm focused on early-stage investments in Russia. Previously, he was with MFS Investment Management, serving as the Treasurer and Chief Financial Officer of the MFS Group of Mutual Funds, and before that served as Senior Vice President of The Bank of New York. He spent 15 years at Lexington Global Asset Managers, Inc. (now ING/Reliastar), where he served as the portfolio manager and investment strategist for an open-ended Russian equity mutual fund. Mr. Hisey received an M.B.A and a B.A. from the University of Connecticut. He holds the Chartered Financial Analyst designation.

SSgA FM’s portfolio management team for the Funds is lead by Daniel Farley, and includes Michael Lear, Michael O. Martel, and Eduardo A. Borges. SSgA FM’s team makes recommendations regarding asset allocation and rebalancing the Funds to AARP Financial, and is responsible for rebalancing the Funds under the direction of AARP Financial.

DANIEL FARLEY, CFA

Mr. Farley is a Vice President of State Street Global Advisors, “SSgA,” and SSgA FM and the Head of SSgA’s U.S. Global Asset Allocation team. In this role, he is responsible for strategic/tactical asset allocation and overlay clients in the U.S. Prior to his current role, Mr. Farley was a senior portfolio manager in Global Asset Allocation, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm’s Charitable Asset Management group.

Who Manages AARP Funds	AARP FUNDS	23

MICHAEL LEAR

Mr. Lear is a Principal of SSgA and SSgA FM, and a Portfolio Manager on the Global Asset Allocation team. He is responsible for managing active and passive asset allocation portfolios, as well as derivative overlays. Previously, Mr. Lear worked as a Junior Portfolio Manager in the Indirect Implementation team. Prior to SSgA, he worked as an Assistant Portfolio Manager at Batterymarch Financial Management. He has been working in the investment management field since 1997.

MICHAEL O. MARTEL

Mr. Martel is a Principal of SSgA and SSgA FM, and a Portfolio Manager on the Global Asset Allocation team. He is responsible for developing and implementing multi-asset class solutions for clients, including strategic and tactical global balanced funds, equitization and overlay strategies, and country selection portfolios. In addition, Mr. Martel oversees the continued development of proprietary trading systems and assists in ongoing research efforts. Previously, Mr. Martel was with SSgA’s Global Structured Products Group specializing in developed and emerging market index strategies and the valuation of global derivatives. Prior to joining SSgA in 1994, Mr. Martel worked for the Mutual Funds Division of State Street Corporation. He has been working in the investment management field since 1992.

EDUARDO A. BORGES

Mr. Borges is a Principal of SSgA and SSgA FM, and a Portfolio Manager on the Global Asset Allocation team. His responsibilities include managing active and passive portfolios for domestic and international strategies. Mr. Borges joined SSgA as an Operations Associate in 2000, supporting the Investor Solutions Group and the Global Fundamental Strategies Group. Prior to joining SSgA, Mr. Borges worked for Putnam Investments holding positions as Senior Cash Specialist and Portfolio Accountant. He has been working in the investment management field since 1998.

The Statement of Additional Information provides more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

24	AARP FUNDS	Who Manages AARP Funds

Other Service Providers

ADMINISTRATOR AND SUB-ADMINISTRATOR

AARP Financial provides administrative services to the Funds, such as overseeing the Funds’ operations and other service providers. AARP Financial has retained State Street Bank and Trust Company (“State Street”) to assist it in providing these administrative services.

CUSTODIAN

State Street holds the Funds’ assets, price shares, and oversees payment of distributions to shareholders.

TRANSFER AGENT

State Street handles opening new accounts, processing orders to buy or sell shares, providing recordkeeping and sending statements to investors.

DISTRIBUTOR

ALPS Distributors, Inc. handles distribution, sales and marketing activities for the Funds.

Payments for distribution and services

AARP Funds pays a distribution and shareholder services fee called a Rule 12b–1 fee (after Rule 12b–1 under the Investment Company Act) to ALPS Distributors, Inc. (the Funds’ distributor), which is not affiliated with AARP Funds, AARP Financial or SSgA. This fee covers the sale and distribution of the Funds’ shares and servicing activities for shareholders.

The Rule 12b–1 fee may be as much as 0.20% annually of the average daily net assets of the Funds. Of this amount, ALPS Distributors, Inc. pays:

•	approximately 0.14% of each Fund’s net assets to AARP Financial under a Services Agreement for providing assistance to the Funds’ distributor with distribution and shareholder servicing activities, which may include preparing advertising and marketing materials, educating call center personnel and providing services to investors in the Funds; and

•	0.05% of each Fund’s average daily net assets to AARP under a Trademark Licensing Agreement for the right to use the name AARP in the Fund names and access to AARP’s membership list.

These fees will increase the cost of your investment because they are paid out of the Funds’ assets on an ongoing basis. Over time, they may cost you more than if you paid an up-front sales charge.

While AARP has licensed the use of its name with respect to AARP Funds and endorses the services provided by AARP Financial, AARP cannot recommend that you or any specific individual should purchase shares of a particular AARP Fund. AARP is not a registered investment adviser or broker-dealer. Read this prospectus carefully to decide if an AARP Fund is right for you. And if you need help in making that decision, please call the AARP Financial Center at (800) 958-6457 and choose to speak with an investment counselor.

How to Open Your Account	AARP FUNDS	25

How to Open Your Account

Types of accounts

You may set up your account to invest in an AARP Fund in any of the following ways:

Account type	Description	Minimum initial investment*	Subsequent Investment
Individual or Joint Ownership	Individual accounts must be registered to one person. Joint accounts can have two or more owners and provide for rights of survivorship.	$100	$25

Gift or Transfer to a Minor (UGMA, UTMA)	Gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he or she reaches the age of majority.	$100	$25

Retirement**	A qualified retirement account allows you to defer taxes on investment income and capital gains. Your contributions may also be tax-deductible. Please consult your tax advisor for details about tax advantages or consequences. The types of retirement accounts available to you are: • Traditional IRA • Roth IRA • Rollover IRA • Simplified Employee Pension (SEP) IRA	$100	$25

Coverdell Education** Savings Account	Formerly called an Education IRA, this account allows you to earn tax-deferred investment income and capital gains that may be withdrawn tax-free for qualified education expenses.	$100	$25

Trust	For assets held in a trust.	$100	$25

Business Entity	Allows an authorized person of a corporation, partnership or other entity to establish a business account.	$100	$25

*	If you set up an Automatic Investment Program to invest at least $25 directly from your bank account or paycheck, we waive the minimum required for your initial investment. Before you can start your Automatic Investment Program, your initial investment of at least $25 must be made by check or online by electronic transfer.
**	There is a $10 annual maintenance fee for each IRA or Coverdell Education Savings Account.

Ask for a Transfer On Death, “TOD,” form if you wish to designate a beneficiary for your non-retirement accounts and want the accounts’ assets to pass directly to a beneficiary and avoid probate.

26	AARP FUNDS	How to Open Your Account

How to open an account

BY ELECTRONIC TRANSFER

•	You may open a new account by electronic transfer only by visiting www.aarpfunds.com. Select the “How to Buy” tab and follow the directions to create your new account and complete an application online.

•	Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

BY MAIL

•	Complete and sign an application. Please complete a different application for each type of account you are establishing.

•	Enclose a check made out to “AARP Funds” for your initial investment.

•	Send by regular mail or overnight delivery. All mail must be sent to the address listed on page 48 of this prospectus.

•	Your order to purchase shares must be complete and in good form for the Funds to act on it.

•	A purchase request received after the Funds’ close of business, which corresponds with the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), is deemed received on the next business day.

To invest in an AARP Fund, in most cases, you must be a U.S. resident with a social security number. There are a few exceptions to this rule, such as if you are a member of the U.S. military based outside the United States. Shares of the Funds are available for sale in the United States and its territories, but not elsewhere.

Please note: We accept only electronic transfers and checks in U.S. dollars, drawn on U.S. banks when opening new accounts. We do not accept starter checks, cash, cash equivalents, cashier’s checks, travelers checks, money orders, credit cards, debit cards or third party checks (except for IRA rollover checks). You can not use a business check to buy shares for a non-business account. If you buy shares by check or electronic transfer, we will delay the payment of redemption proceeds for up to 15 days.

Automatic Investment Program

Available for all types of accounts, the Automatic Investment Program allows you to set up regular, automatic purchases of Fund shares directly from your bank account or your paycheck.

If we cannot complete two scheduled investments in a row because of insufficient funds, we may cancel the Automatic Investment Program.

How to Open Your Account	AARP FUNDS	27

Verifying your identity

Under the USA PATRIOT Act and implementing regulations, all financial institutions must obtain, verify, and record information that identifies persons who apply to open an account. When you open an account to invest in an AARP Fund, we will ask for your name, address, date of birth, tax identification number, and other information that will allow us to identify you. If you do not provide the required information, and we cannot contact you to obtain it, we may not accept your application and will return your initial investment.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your information against various databases. If the Funds are unable to verify your identity from the information you provide, you may be restricted from making purchases, transferring shares, or your account may be closed and the proceeds sent to you. If the account is closed and the proceeds are sent to you, you will receive the next available share price. As a result, your proceeds may be more or less than the amount you paid for your shares and the sale may be a taxable transaction.

Sales and redemption fees

AARP Funds are no-load mutual funds. There is no sales charge when you buy shares. There are no deferred sales charges or redemption fees when you sell shares (although you may be charged a fee for a wire), nor any charges on additional purchases or reinvested dividends.

If you invest in AARP Funds through an intermediary (such as a personal financial adviser), the intermediary may have different policies and fees that affect your account, either as an individual or in an omnibus account. We suggest you read all materials from the intermediary carefully to understand the policies and fees that may apply.

28	AARP FUNDS	How to Manage Your Account

How to Manage Your Account

Buying more shares

•	You may buy more shares by using our Web site, calling our 24-hour Automated Response System or Shareholder Services at (800) 958-6457, or by sending us a request by mail. Funding can be submitted by wire transfer, electronic transfer or check.

•	Your order to purchase shares must be complete and in good form for the Funds to act on it.

•	A purchase request received after the Funds’ close of business, which corresponds with the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) is deemed received on the next business day.

•	On days when the Federal Reserve is closed, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays.

BY WIRE TRANSFER

•	Instruct your bank to wire your investment to:

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02120

ABA number 011000028

DDA# 9905-684-8

FBO: AARP Funds

Account number

•	Please include the name of the account owner, tax identification number, account number, Fund name, and name/address of the financial institution wiring the money.

BY ELECTRONIC TRANSFER

•	If you have established the electronic transfer service on your new account application, you may:

•	Visit our Web site at www.aarpfunds.com. Select “My Account Access”, log in to your account, and follow the directions.

•	Use our 24-hour Automated Response System by calling (800) 958-6457. Log in to your account and follow the directions.

•	Contact Shareholder Services by calling (800) 958-6457.

•	Your subsequent electronic transfer investments must be at least $25.

•	If you did not establish the electronic transfer service on your new account application, please call Shareholder Services at (800) 958-6457 to obtain a Shareholder Services form, or you may

How to Manage Your Account	AARP FUNDS	29

download one on the Web site at www.aarpfunds.com. Select the “Forms and Documents” tab and download the appropriate form.

•	Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

BY MAIL

•	Detach the bottom of your most recent account statement, or write a letter of instruction that includes the name of the account owner, account number and Fund name.

•	Enclose a check made out to “AARP Funds” for the amount you want to invest.

•	Send by regular mail or overnight delivery. All requests must be sent to the addresses listed on page 48 of this prospectus.

CONDITIONS FOR BUYING SHARES

•	Shares of the funds are available for sale in the United States and its territories, but not elsewhere.

•	We reserve the right to reject any offer to buy shares if doing so is deemed in the best interests of the Funds’ shareholders.

•	We calculate the number of shares you are buying as follows:

Investment amount	=	Number of shares bought
Share price (NAV)

•	We accept only wire transfers, electronic transfers and checks in U.S. dollars, drawn on U.S. banks. We do not accept starter checks, cash, cash equivalents, cashier’s checks, travelers checks, money orders, credit cards, debit cards or third party checks (except for IRA rollover checks). You cannot use a business check to buy shares for a non-business account.

•	If you buy shares by check or electronic transfer, we will delay the payment of redemption proceeds for up to 15 days.

We do not accept requests to hold a transaction for a future date.

Selling shares

•	You may sell shares by using our Web site at www.aarpfunds.com, calling our 24-hour Automated Response System or Shareholder Services at (800) 958-6457, or sending us a request by mail. Proceeds can be sent by check to the address of record, or by wire transfer, or electronic transfer if these methods of transfer have already been established on your account. You may also set up a systematic withdrawal if you would like to receive a regular, periodic check.

30	AARP FUNDS	How to Manage Your Account

•	By signing up for “electronic transactions,” you have a choice as to how your money is sent to your bank account, either as an electronic transfer or wire transfer. With a wire transfer, the funds are received by your bank as “good funds,” and you may incur additional charges by your bank. With an electronic transfer, there may be a delay in the accessibility of your funds, but there are no additional charges.

•	If you did not establish the electronic transaction service on your new account application, please call Shareholder Services at (800) 958-6457 to obtain a Shareholder Services form or you may download one on the Web site at www.aarpfunds.com. Select the “Forms and Documents” tab and download the appropriate form.

•	Your order to sell shares must be complete and in good form for the Funds to act on it.

•	A redemption request received after the Funds’ close of business, which corresponds with the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), is deemed received on the next business day.

BY WIRE TRANSFER

•	If you have established the wire transfer service on your account, you may call Shareholder Services at (800) 958-6457 and ask to make a sale with proceeds paid by wire transfer. Give the name of the account owner, account number, and the amount you want to sell, noted either as a number of shares or a dollar amount you want to receive.

•	We will wire the sale proceeds to the financial institution of record.

•	There is a $5.00 fee per wire. Some recipient banks may also charge a fee.

BY ELECTRONIC TRANSFER

•	If you have established the electronic transfer service on your account, you may:

•	Visit our Web site at www.aarpfunds.com. Select “My Account Access”, log in to your account, and follow the directions.

•	Use our 24-hour Automated Response System by calling (800) 958-6457. Log in to your account and follow the directions.

•	Contact Shareholder Services by calling (800) 958-6457.

•	Payment of the proceeds will be made to the account previously designated by you at a bank that is a member of the ACH system.

•	Payment of the proceeds will normally be sent on the next business day after receipt of your request.

How to Manage Your Account	AARP FUNDS	31

•	If the proceeds of your sale are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive “good funds” for at least one week.

BY TELEPHONE

•	To use our 24-hour Automated Response System, call (800) 958-6457, log in to your account and proceed as instructed.

•	You can also call Shareholder Services at (800) 958-6457 and ask to make a sale. Give the name of the account owner, tax identification number, account number, and the amount you want to sell, noted either as a number of shares or a dollar amount you want to receive (up to a limit of $50,000 for phone orders).

•	We will send a check to the address of record for the account.

•	There is a limit of $50,000 per day, per account.

BY MAIL

•	Send a letter including the name of the account owner, account number, and the amount you want to sell, noted either as a number of shares or a dollar amount you want to receive. You are required to include a medallion signature guarantee for amounts over $50,000 and in other specific circumstances (see “Conditions for selling shares” below). A medallion signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and the New York Stock Exchange Medallion Signature Program.

•	All registered owners must sign.

•	Proceeds can be sent by regular mail or overnight delivery (overnight delivery charges will be deducted from the redemption proceeds).

•	Checks will be sent to the address of record.

•	All requests must be sent to the address listed on page 48 of this prospectus.

Medallion signature: A stamp or seal from an approved financial institution that guarantees your signature is authentic.

TO SET UP A SYSTEMATIC WITHDRAWAL

•	You can establish a systematic withdrawal by completing the appropriate sections of the Shareholder Services form. To obtain a form, please call Shareholder Services at (800) 958-6457, or you may

32	AARP FUNDS	How to Manage Your Account

download one on the Web site at www.aarpfunds.com. Select the “Forms and Documents” tab and download the appropriate form. All registered owners must sign.

•	Send by regular mail. All requests must be sent to the address listed on page 48 of this prospectus.

•	We will either send a check to the address of record or wire the proceeds to your bank account as instructed at each requested time.

CONDITIONS FOR SELLING SHARES

•	We may take up to seven days to send your sale proceeds.

•	To receive proceeds by wire transfer or electronic transfer, you must have established this feature on your account before initiating the redemption.

•	If you buy shares using a check or electronic transfer and then sell them soon afterwards, we may delay payment of the redemption proceeds for up to 15 days after the purchase date.

•	For sales over $50,000, we require a medallion signature guarantee as additional security to protect your account from fraud. We also require a medallion signature guarantee in the following circumstances:

•	You want the sale proceeds sent to an address or bank that is not the address or bank of record for the account, or that has been changed as the address or bank of record within the last 30 days.

•	You want the sale proceeds made payable to someone who is not an owner of the account.

•	You want to receive the sale proceeds by wire transfer or electronic transfer, but this account privilege was not yet activated.

•	You want to receive the sale proceeds by wire transfer or electronic transfer into an account that is not listed as the account of record for transfers.

A notary public cannot provide a medallion signature guarantee.

Exchanging shares

If you own shares of an AARP Fund, you may exchange shares of that Fund for shares of any other AARP Fund at no charge.

In an exchange, you are actually selling shares in one Fund and buying shares in another, so there may be a capital gain or loss that affects your taxes.

Please note: The name of the account owners and tax identification number must be the same on the two accounts.

How to Manage Your Account	AARP FUNDS	33

TO EXCHANGE SHARES ONLINE

•	Visit www.aarpfunds.com. Select “My Account Access,” log in to your account and follow the directions.

•	Process your exchange and confirm your transaction.

TO EXCHANGE SHARES BY TELEPHONE

•	To use our 24-hour Automated Response System, call (800) 958-6457, log in to your account and proceed as instructed.

•	You can also call Shareholder Services at (800) 958-6457 and ask to make an exchange. Give the name of the account owner, tax identification number, account numbers, and the amount you want to exchange, noted either as a number of shares or a dollar amount.

RESTRICTIONS ON EXCESSIVE TRADING

Some investors engage in excessive trading called market timing where they try to predict future market directions and quickly buy and sell to capture short term profits. Others may simply buy and sell repeatedly over short periods of time, another form of excessive trading. The Board of Trustees of AARP Funds has adopted policies and procedures designed to address and monitor the frequent purchase and sale of Fund shares by shareholders.

Whatever its purpose, excessive short-term trading is at odds with the mission of AARP Funds to provide Funds that meet the needs of investors with mid- to long-term investment goals. Excessive short-term trading interferes with AARP Financial’s ability to manage the Funds efficiently and increases costs to all investors.

Please do not invest in AARP Funds if you intend to engage in excessive short-term trading or market timing. AARP Funds do not accommodate excessive short-term trading or market timing. Although the Funds cannot guarantee that they will prevent excessive short-term trading in all circumstances, they do take precautions to detect and discourage such practices. Such precautions include monitoring large trades and “round trip” trades, which are purchases followed by redemptions or exchanges. If we detect inappropriate or excessive trading, we may take any of the following steps:

•	warning shareholders that such behavior can no longer continue,

•	restricting the use of convenient methods to submit redemption or exchange orders for shares (such as the internet or telephone redemption or exchange privilege), and

•	limiting trading in accounts to redemptions.

The Funds reserve the right to reject or restrict, without prior notice, any offer to buy or exchange shares or to use any redemption or exchange privilege, such as the internet or telephone redemption or exchange privilege. Although the Funds will attempt to give prior notice of a suspension or termination of an exchange privilege when it

34	AARP FUNDS	Shareholder Services

is reasonable to do so, the suspension or termination may be implemented immediately and prevent any uncompleted exchange.

It is especially difficult to monitor for excessive trading within omnibus accounts. These are accounts that an intermediary holds on behalf of multiple, individual clients. All the individual orders are merged into a small number of orders, so the trading activity of those individuals is hidden from the Funds’ view. While the Funds cannot always track an individual’s trading within an omnibus account, they can monitor the trading of the omnibus accounts, and if they detect possible excessive trading, they will ask the intermediary to investigate and take appropriate action to stop the excessive trading if necessary. This may include restricting a client in the omnibus account from buying additional shares.

Shareholder Services

How we communicate with you

We will send you the following types of regular account statements to keep you informed about your investment:

•	Transaction confirmations to verify your purchases or sales

•	Quarterly and annual account statements to review the value and performance of your investments, recap all transaction activity for the period, and report dividends, payment of capital gains and sale proceeds

•	Annual and semiannual reports that include the Funds’ financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance

If you have more than one account with the same address, or share an address with other investors that have an account, we may send one copy of a prospectus, annual report, and other similar documents to that address. If you wish to receive more information on “householding,” please call Shareholder Services at (800) 958-6457.

Shareholder Services	AARP FUNDS	35

How you can communicate with us

Telephone

Call (800) 958-6457 weekdays from 8:00 am to 6:00 pm Eastern time, to speak directly with a courteous, knowledgeable representative.

The following prompt choices are available when you dial the number above:

•	Financial Center investment counselors are available to answer investment related questions you may have.

•	Shareholder Services representatives can handle any account related questions or transactions.

•	Automated Response System is available 24 hours a day, 7 days a week to handle a wide range of account functions (as shown below).

Financial Center investment counselors

•	Speak with specially trained representatives to help you identify your goals, determine if you’re on track financially for retirement, and decide if an AARP Fund is right for you.

Shareholder Services representatives or our 24-hour Automated Response System

•	Receive general account information and service from our Shareholder Services representatives

•	Exchange shares

•	Initiate an electronic transfer to buy or sell shares

•	Order duplicate statements

•	Check your account balance or share prices

•	Change your address of record (not available via the Automated Response System)

Multiple account owners

If your account has more than one account owner or person authorized to make transactions for the account, we will accept telephone or online instructions from any of them.

36	AARP FUNDS	Shareholder Services

Unusual circumstances

If you have difficulty contacting us by phone or online, you can always send us your transaction request by regular mail or overnight delivery. All requests must be sent to the address listed here.

Mail

AARP Funds

P.O. Box 8035

Boston, MA 02266-8035

Overnight delivery

AARP Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

•	Request to buy, sell or exchange shares in writing

•	Change the name on your account

•	Add a seasonal mailing address

•	Add banking information to your account

•	Add or change an Automatic Investment Program

•	Add or change payroll deduction

Web site

www.aarpfunds.com

•	Open an account

•	Get a prospectus or fund report

•	Buy, sell or exchange shares

•	View your account balance and share price

•	Change your mailing address

•	Order duplicate statements or copies of your tax forms

•	Get forms to accomplish a variety of tasks

Distributions and Taxes	AARP FUNDS	37

Distributions and Taxes

About mutual fund distributions

Mutual funds earn current income as dividends and interest from the securities they hold. They may also realize capital gains if they sell securities at a price higher than they originally paid for them. By law, each year mutual funds must distribute, or pay out, at least 90% of their income and net capital gains to investors who, in turn, pay any required taxes on the distributions they receive.

Timing of distributions

The Funds generally pay capital gains distributions (if any) in December. The amount may vary considerably from year to year based on normal investment activity.

Income distributions (if any) are generally paid as follows:

•	AARP Aggressive Fund and AARP Moderate Fund: in June and December

•	AARP Conservative Fund: in March, June, September and December

Options for receiving distributions

You may tell us to pay your distributions in cash or to invest them automatically in more shares of the fund (known as dividend reinvestment). Either way, you must pay tax on them. If you do not tell us how you want your distributions paid, your distributions will be automatically reinvested in more shares of the Fund.

If we mail a distribution check to your address of record and it is returned to us because of an invalid address, we will automatically reinvest all future distributions until you provide us with the correct address.

Please cash distribution checks promptly. We do not pay interest on uncashed checks.

Tax consequences of distributions

Please consult with your tax advisor for detailed information on the tax consequences of investing in AARP Funds, including the following issues:

•	Your tax consequences differ if you have invested in the Funds through a regular account or through a tax-deferred IRA.

•	Depending on how long the Funds hold securities before selling them, the distributions will be classified as either short-term or long-term capital gains or losses. Distributions from net short-term capital gains will generally be taxed as ordinary income. Because different tax rates apply, the Funds will supply information on whether distributions are treated as ordinary income and/or long-term capital gains for tax purposes.

38	AARP FUNDS	Distributions and Taxes

•	Each Fund may also recognize gains from rebalancing that could affect the amount, timing and character of distributions.

•	No matter how long you have held shares in the Funds, you will receive distributions when they are paid, and owe taxes on them. It is generally wise not to buy shares shortly before a distribution is paid. By waiting until just after the distribution is paid, you will reduce your tax burden for that year.

QUALIFIED DIVIDEND INCOME

When the Fund receives a stock dividend from a U.S. corporation or a qualified foreign corporation, it is considered qualified dividend income, as long as the Fund held the stock for a required length of time. If you, in turn, have held shares in the Fund for a required period, you are eligible for a reduced tax rate on that specific income. Once again, the Fund will supply information on whether any portion of your distributions is qualified dividend income eligible for a reduced tax rate.

BACKUP WITHHOLDING

You must certify that you have provided the Funds with your correct Social Security or tax identification number, and that you are not subject to backup withholding. If you do not provide this information and certify that it is correct, we are required by law to withhold 28% of all taxable distributions, sales and exchanges from your account. State and local taxes may apply, as well as federal income tax.

Tax on transactions

Just as the Funds realize capital gains when securities are sold at a higher price than originally paid, you may realize a capital gain on your own transactions. That is, if you sell or exchange shares of a Fund at a higher price than you paid, you will owe taxes on the resulting capital gain. Of course, the reverse is true as well: if you sell or exchange shares at a loss, you may deduct the loss on your tax return, subject to certain limitations under the tax laws.

Additional Information	AARP FUNDS	39

Additional Information

How the share price is calculated

The price at which you buy or sell shares is called net asset value (NAV). The NAV for each Fund’s shares is calculated every business day as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays.

The NAV for each fund’s shares is calculated this way:

Net assets
(which are total assets – liabilities) = Net asset value (NAV) per share
Number of shares outstanding

The Portfolios calculate their share price in exactly the same way—at net asset value (NAV). Of course, the Funds’ assets consist entirely of investments in the Portfolios. Therefore, each Fund will calculate its share price using the NAV per share of the Portfolios to value the Fund’s investments.

To add up the net assets of a Portfolio, stocks held in the Portfolio are valued at their market price on the primary exchange where they are traded. Bonds held in the Portfolio are valued using quotes from bond dealers or bond pricing services.

If the price for a specific stock or bond held by the Portfolio is not readily available, the Portfolio will determine a fair value, using a method approved by the board of trustees of AARP Portfolios. For example, the Portfolio might need to determine the fair value of a stock if something occurs in the market that would affect pricing after trading is closed for the day, but before 4:00 pm Eastern time, when the NAV is calculated. This occurs most frequently with international stocks, which may trade on exchanges that close many hours earlier.

When a Portfolio uses the fair value method, it is possible that the price the Portfolio uses for a specific stock or bond may differ from the market price or quote, when it is next available. It is also possible that the Funds’ NAV may differ from the NAV that would be calculated if the Portfolio had used the last reported price for the particular stock or bond. Since fair valuation is a judgment, there can be no assurance that the value given a particular security is accurate.

Fair value: A reasonable price for a security that buyers and sellers would accept in the market where the security usually trades.

40	AARP FUNDS	Additional Information

The effect of timing on share prices

On any business day, if the Funds receive your request to buy, sell, or exchange shares before closing time on the NYSE, the Funds will use that day’s NAV as the price for your transaction. If the Funds receive your request after closing time, the Funds will use the next business day’s NAV for your transaction.

Any time we require additional information before we can complete a transaction you requested, we will use the NAV as of the business day we receive the required information for your transaction.

Turnover rate

All mutual funds are required to report their turnover rate, which is simply the portion of the Fund’s investments that were bought and sold in one year. For example, if a fund holds 50 stocks and 40 of them are sold within the year to buy new stocks, the turnover rate is 80%. The Funds do not have a meaningful turnover rate given that they invest in the Portfolios. AARP Financial anticipates that the Funds will have a turnover rate of less than 100%.

A higher turnover rate (over 100%) usually means higher costs for a fund for two reasons:

•	The fund incurs expenses for buying and selling, which are shared by all investors in the fund.

•	It’s more likely the fund is generating capital gains, on which investors must pay tax.

Because of the Funds’ commitment to the indexing investment strategy, the Portfolios generally invest for the long term, selling and buying investments only to adjust to changes in the target indexes.

Not responsible for fraud

For your security, the Funds take precautions to ensure that all orders received are from a person authorized to make transactions on the account, whether those orders are placed in writing, by telephone, on the Funds’ Web site, or through the Automated Response System. For instance, callers must verify personal identification information, and calls may be recorded. The Funds are not responsible for fraud if they have taken reasonable precautions. The only way to be certain you are protecting your account from fraudulent telephone orders is to decline telephone privileges on your account application. If you make transactions online, be sure to safeguard your user name and password, and use security programs to protect your computer.

Additional Information	AARP FUNDS	41

Portfolio holdings

You will find a listing of the holdings in the Funds and the Portfolios as of the end of each calendar quarter on our Web site at www.aarpfunds.com. The Funds and the Portfolios are required by SEC regulations to report portfolio holdings 60 days after each fiscal quarter. The holdings of the Funds and the Portfolios will be posted on the Web site after the Funds and the Portfolios have filed the required information with the SEC. Please consult the Statement of Additional Information for more information on how we handle the disclosure of portfolio holdings.

Right to change policies

There are some decisions about the Funds or Portfolios that require shareholder approval, as noted in this prospectus or the Funds’ Statement of Additional Information. Unless noted in this way, the Funds and Portfolios have the right to change any of their investment objectives, investment strategies, or restrictions (as well as any other policies) without shareholder approval or prior notice.

AARP Funds may also take action as follows, without prior notice to shareholders, when it believes it is in the best interest of the Funds.

•	Add, change or discontinue conditions for account service, account privileges or buying shares.

•	Accept initial investment by telephone.

•	Freeze an account when there is a dispute between account owners, or when the Funds believe a transaction is fraudulent, or in accordance with the USA PATRIOT Act and its implementing regulations.

•	Redeem an account (sell all its shares) without the owners’ permission when the Funds believe there has been fraudulent, suspicious or illegal activity.

•	Change and introduce any fees.

These changes may affect all investors of the Funds, or only certain groups.

To learn more

You can get more information about AARP Funds in any of these ways:

•	Call the AARP Financial Center at (800) 958-6457 and choose to speak with an investment counselor.

•	Visit our Web site at www.aarpfunds.com.

•	You can also find more information about the Funds’ investment strategies, policies, risks and management in the Statement of Additional Information, which is available free of charge by following the directions on page 48 of this prospectus.

42	AARP FUNDS	Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information presented in the table has been audited by KPMG LLP, AARP Funds’ independent registered public accounting firm, whose report, along with the AARP Funds’ financial statements, is included in the AARP Funds’ annual report to shareholders, and is incorporated by reference into the Statement of Additional Information. You may obtain the annual report or Statement of Additional Information without charge by calling (800) 958-6457.

Financial Highlights	AARP FUNDS	43

Financial highlights

Six months ended June 30, 20061 (For a share outstanding throughout the period)

	AARP Conservative Fund	AARP Moderate Fund	AARP Aggressive Fund
Net asset value, beginning of period[2]	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income (loss)	0.16	0.10	0.09
Net realized and unrealized gain (loss) on investments	(0.14)	0.04	0.17

Total from investment operations	0.02	0.14	0.26

Less distributions:
Distributions from net investment income	(0.16)	(0.10)	(0.09)

Net asset value, end of period	$9.86	$10.04	$10.17

Total return[3]	0.24%	1.44%	2.60%

Ratios to average net assets:
Net expenses[4]	0.24%[5]	0.24%[5]	0.24%[5]

Net investment income (loss)	5.31%[5]	4.58%[5]	3.36%[5]

Expense waiver/reimbursement[6]	(11.00)%[5]	(6.82)%[5]	(11.22)%[5]

Supplemental data:
Net assets, end of period (000 omitted)	$6,581	$13,133	$6,454

Portfolio Turnover	7%	5%	7%

[1]	For the period from January 1, 2006 (commencement of operations) to June 30, 2006.
[2]	As of the Funds’ inception date, December 22, 2005.
[3]	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
[4]	In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro-rata share of the fees and expenses of the underlying portfolios in which the funds invest. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each fund would be 0.50%.
[5]	Computed on an annualized basis.
[6]	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

44	AARP FUNDS	Glossary

Glossary

AARP Financial: AARP Financial is the Funds’ and Portfolios’ investment adviser and administrator.

AARP Funds: The entity housing the Funds offered by this prospectus.

AARP Portfolios: The entity housing the Portfolios the Funds invest in.

ALPS Distributors, Inc.: ALPS Distributors, Inc. is the Funds’ distributor.

Bonds: Investments that pay interest (often a fixed amount) to investors. They are typically issued by a corporation, government or government agency. Essentially, bondholders have an IOU from the issuer, but no corporate ownership privileges, as stockholders do. Bonds are also called debt or fixed income securities.

Business day: Every day, the New York Stock Exchange is open for business. The New York Stock Exchange is normally open for business every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may suspend redemptions or postpone payment dates on days when the New York Stock Exchange is closed (other than weekends and holidays), when trading is restricted or as otherwise permitted by the SEC. If the New York Stock Exchange closes early, the Funds will calculate their net asset values as of the time the New York Stock Exchange closes.

Current income: Money that is paid out to investors, such as stock dividends and bond interest.

Dividends: Money that is paid by companies to the investors who own their stock.

Dividend reinvestment: Using your dividends to buy additional shares of a company or mutual fund, instead of taking the money as a cash payment.

Emerging market: A country whose stock or bond market is still developing, typically in Asia, Latin America, Eastern Europe or Africa.

Fair value: A reasonable price for a security that buyers and sellers would accept in the market where the security usually trades.

Fund: Conservative Fund, Moderate Fund and Aggressive Fund, the series of AARP Funds.

Good form: A purchase, exchange or redemption order is in “good form” when the Fund, or its agent, receives all required information, including properly completed and signed documents.

Indexing: A style of investing that tries to match the returns of a stock or bond index. This is typically done by holding all—or a representative sample of—the securities in that index.

Glossary	AARP FUNDS	45

Interest: Money paid by a bond issuer to investors who, in effect, loaned the issuer money by buying its bonds.

Market price: The last reported price of a security on the market where it is bought and sold.

Medallion signature guarantee: A stamp or seal from an approved financial institution that guarantees your signature is authentic.

Net asset value (NAV): The price of a single share of a mutual fund. It is calculated daily by adding the value of all the fund’s assets, subtracting the fund’s liabilities, and dividing that by the total number of fund shares.

Omnibus account: A single account held by an investment professional on behalf of many investors.

Portfolio: U.S. Bond Market Portfolio, U.S. Stock Market Portfolio and International Stock Market Portfolio, the series of AARP Portfolios.

Real estate investment trust: A security of a company that invests directly in real estate (either by owning property or through mortgages) and is bought and sold like a stock on a stock exchange.

Rebalance: To maintain a target mix of stocks, bonds and other assets by buying or selling securities that have increased or decreased in value.

SEC: The Securities and Exchange Commission. A federal agency created by the Securities Exchange Act of 1934 to administer that act and the Securities Act of 1933.

Small company stock: Generally, stock in a company whose total invested capital is between $250 million and $1 billion.

SSgA FM: SSgA Funds Management, Inc., the Funds’ and Portfolios’ sub-adviser.

State Street: State Street Bank and Trust Company, the Funds’ sub-administrator, custodian and transfer agent.

Stocks: Investments that represent a share of ownership in a company. Stocks are traded on markets or exchanges where their prices can go up or down. Some stocks also pay dividends.

Total return: The total gain or loss of a mutual fund, including all dividends, interest and capital gains. It is expressed as a percentage of the original investment, and reflects the reinvestment of dividends and interest.

Tracking error: The amount the performance of an index fund differs from the index it tries to match.

46	AARP FUNDS	Privacy Policy Notice

Privacy Policy Notice

This privacy policy notice summarizes how AARP Funds (“we” or “us”) plans to protect our customers’ (“you”) nonpublic personal information (“Information”).

Our commitment to safeguarding your privacy

We value the trust of our customers and continue to recognize the importance of holding your Information as confidential.

We will do our best to use your Information responsibly in order to protect you from fraud, and comply with legal obligations.

We will require companies with which we do business to use any Information we provide appropriately and to safeguard the confidentiality of such Information.

We collect the following categories of Information about you

We collect Information about you from the following sources:

•	Information we receive from you on applications or other forms, on our Web site or through other means;

•	Information we receive from your transactions, correspondence and other communications with us; and

•	Information we receive from you in connection with providing you a financial product or service.

We disclose the following categories of Information about you

We do not disclose any Information about you or any former shareholder to anyone, except as required or permitted by law. Information may be shared within AARP Financial Incorporated and its affiliates, AARP and AARP Services, Inc.

We may disclose Information about you or any former customer to the following types of third parties:

•	financial service providers that assist us in maintaining or servicing your accounts, such as securities broker/dealers, the distributor of any funds for which AARP Financial Incorporated provides investment advisory services, and the transfer agent;

•	nonfinancial companies, such as service providers that fulfill information requests; and

•	others, such as joint account holders and those with whom you have consented to our sharing your Information.

Privacy Policy Notice	AARP FUNDS	47

We may also disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements, except as otherwise prohibited by federal or state law. We may disclose all of the Information we collect to nonaffiliated third parties that provide administrative and other services on our behalf, such as, among others, printing, mailing and other services that are typically provided to funds.

Protecting the security and confidentiality of your Information

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information. We will protect against anticipated threats or hazards to the security of the Information we receive from a consumer reporting agency, as well as against unauthorized use of this Information. When disposing of any Information, we will take reasonable measures to protect against unauthorized access or use of the Information.

Investors purchasing or owning interests through their bank, broker or other financial institution should consult that financial institution’s privacy policies.

THIS DESCRIPTION OF THE PRIVACY POLICY IS NOT PART OF THE PROSPECTUS.

48	AARP FUNDS	For More Information

For More Information

If you would like more information about the Funds, you may request free copies of the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Each report to shareholders includes financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance. The annual report to shareholders also has a report of the Funds’ auditors.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds.

The Funds’ annual and semi-annual reports to shareholders and the SAI are incorporated by reference into (or legally a part of) this prospectus.

To request a free copy of the latest annual or semi-annual report to shareholders (once available), the SAI, or other information about the Funds or your account, please contact us:

By regular mail:	AARP Funds P.O. Box 8035 Boston, MA 02266-8035

By overnight mail:	AARP Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

By phone:	(800) 958-6457

By email:	info@aarpfunds.com

Online:	www.aarpfunds.com

You can also review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at (202) 942-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following:

email address:	publicinfo@sec.gov

or by writing to:	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

Investment Company

File No. 811-21825

© 2006 AARP Funds. All rights reserved.

ALPS Distributors, Inc., Distributor.

AARP Funds
P.O. Box 8035
Boston, MA 02266-8035
(800) 958-6457
www.aarpfunds.com

©2006 AARP Funds

AARP Funds®

ARP-PR-006-1106